Exhibit 10(s)

[BP Letterhead]

September 8, 2003

PCS Nitrogen Ohio, L.P.

Attention: Don Johnson
PO Box 628
Lima, OH 45802

Dear Don:

This letter amends the Manufacturing Support Agreement (“Support Agreement”) and the Operating Agreement (“Operating Agreement”) both between BP Chemicals Inc. (“BP”) and PCS Nitrogen Ohio, L.P., formerly Arcadian Ohio, L.P., (“PCS”), dated May 11, 1993 and each as previously amended. BP understands that both parties desire to modify the cost of Steam set forth in those Agreements, including the Boiler Feed Water component of the cost of Steam. Consequently, BP proposes that the two Agreements be modified, retroactive back to January 1, 2003, as follows:

1.	In the Support Agreement, the “Steam” portion of Exhibit D will be deleted in its entirety and replaced with “Exhibit D, 2003 Steam Calculation” attached hereto.

2.	In the Operating Agreement, the handwritten page setting forth the calculation for Steam in Exhibit H will be deleted in its entirety and replaced with “Exhibit D, 2003 Steam” attached hereto.

3.	Notwithstanding anything to the contrary in the Support Agreement, the Operating Agreement, or this Amendment, the parties agree that PCS will take as much of its requirements of 650 PSIG Steam from BP as PCS can consume at its Lima Nitrogen plant unless PCS’s cost of generating its own steam is less than the cost of Steam that BP provides to PCS pursuant to the Agreements. The parties acknowledge that, with the current Steam pipeline, BP can deliver up to approximately 80,000 pounds/hour of 650 PSIG superheated Steam to PCS. If, pursuant to the provisions of this paragraph, PCS generates its own steam rather than use the absorber offgas incinerator supplied (“AOGI”) Steam, PCS will (a) provide BP with boiler feed water for the portion of the AOGI Steam that PCS did not use because it generated its own steam free of charge to BP (and it will not be included when calculating the Steam cost in accordance with Exhibit D, 2003 Steam); and (b) provide BP with boiler feed water for the rest of the AOGI Steam and such will be included when calculating the Steam cost in accordance with Exhibit D, 2003 Steam.

4.	Notwithstanding anything to the contrary in the Support Agreement, the Operating Agreement, or this Amendment, the parties intent is to work together, in good faith, to try to optimize the Steam usage across BP’s and PCS’s plants at the Lima site, realizing that PCS, pursuant to the Support Agreement, has the first right to take the Steam produced and that BP may choose to use the Steam internally for its benefit. Therefore, the parties agree that if, during any given period, BP elects not to provide some portion of the produced Steam to PCS, for any reason, BP can require PCS to continue to supply Boiler Feed Water to BP during such period, up to the boiler feed water production capability of PCS. If such occurs, BP must pay PCS for such Boiler Feed Water during that period pursuant to the cost calculations for Boiler Feed Water that are a part of Exhibit D, 2003 Steam attached hereto.

2

All other terms and conditions of the Support Agreement and the Operating Agreement would remain the same.

If you are in agreement, please have an authorized representative sign below and return one fully executed original to BP.

BP CHEMICALS INC.

By:	/s/ CHARLES F. TRELVAR

Title: Plant Manager
Date: 9/10/03

ACCEPTED AND AGREED:

PCS NITROGEN, OHIO L.P.
BY: PCS NITROGEN FERTILIZER OPERATIONS, INC., IT’S GENERAL PARTNER

By:	/s/ J.F. DIETZ

Title: Executive V.P. & COO
Date: 9/15/03

v

“EXHIBIT D, 2003 STEAM”

Addendum to the BP/PCS Operating Agreement for Calculating BP Export Steam

Price to PCS & PCS BFW Price to BP

Inputs:
			Last Calculated On: 8-Jan-03
Items for BP to Enter:
Misc. Utility Costs
Electricity	33.3998	$/MWh	Formula contained in Original PCS Operating Agreement — Conversion Cost Exhibit H 3400
Natural Gas	4.46	$/MMBtu	PCS Actual Monthly cost to BP
Refinery 125# Steam	4.24	$/MMBtu	Premcor Actual Monthly cost to BP
City Water to Zeolites	1.564	$/MWh	Formula contained in Original PCS Operating Agreement — Conversion Cost Exhibit H 3500

Items for PCS to Enter:

Estimated PCS BFW Cost 18.4079 $/MGAL

*Misc. Costs Specific to PCS BFW	*To be calculated in the same manner PCS calculated such items prior to the date of this Amendment and using only those costs specifically and directly related to PCS generating Boiler Feed Water

*Denim Water	3.1048	$	/MGAL
*Betz HTP 73611	0.1281	$	/MGAL
*Betz ADJ560	0.1002	$	/MGAL
*Betz 778P	0	$	/MGAL
*Fixed Cost	3.8304	$	/MGAL
	7.1635	$	/MGAL

PCS/BP Steam Transfers

AOGI Steam to PCS	614950	Mlbs	FQI-33228	75.00%
Reactor Steam to PCS	204950	Mlbs	FQI-50037	25.00%
Steam From PCS to BP	0	Mlbs	FQI-50036	(steam to BP to be billed separately)

PCS Steam Usages

Boiler Steam	473177	tons	40.74%
Steam Import from BP	409950	tons	35.29%	—> A
Ammonia Steam	135470	tons	11.66%
Nitric Acid Steam	142922	tons	12.30%

	1161519	tons

PCS/BP BFW Transfers

BFW to AOGI	167404	MGALS	FQI-33281	—> C

Outputs

Calculated BP Steam to PCS Price	14.1315 $/ton	—> B “See Page 2”
Cost for Steam to be paid to BP	$5,793,200	—> A x B
		Takes the difference between these two to determine the net payout
Calculated PCS BFW to BP Price:	19.4362 $/MGAL	—> D “See Page 3”
Cost to BFW to be paid to PCS:	$3,253,703	—> C x D
Net Cost for PCS to pay BP:	$2,539,497

Addendum to the BP/PCS Operating Agreement for Calculating BP Export Steam Price to PCS & PCS BFW Price to BP

Example — Based on 2003 Plan Values	Revised: 3-Apr-03

Heat Required to Make AOGI Steam

BFW Make-up from PCS Demin Plant to AOGI Economizer

Inlet Pressure:	1025	psig
Inlet Temperature:	283	deg F
Enthalpy @ Inlet Cond:	254.29	Btu/lb

Steam from AOGI Superheater

Outlet Pressure:	731	psig
Outlet Temperature:	701	deg F
Enthalpy @ Outlet Cond:	1342.55	Btu/lb

Change in Enthalpy:	1088.21	Btu/lb	—> B17

Heat Required to Make Reactor Steam

Steam from Reactors

Outlet Pressure:	600	psig
Outlet Temperature:	489	deg F
Enthalpy @ Outlet Cond:	1203.3	Btu/lb	—> B25

Cost to Make AOGI Steam (based on Nat Gas Fuel Value):		Cost to Steam			Comments

SH Stm Natural Gas Cost:	$4.46 $/MMBtu	$4.8534	$	/Mlb	Uses BTU value reqmt for AOGI steam from above
BFW from PCS Cost:	$19.4362 $/MGAL	$2.6101	$	/Mlb	includes a 12% blowdown based on yearly averages

		$7.4636	$	/Mlb
		$14.9271	/	ton

Cost to Make Reactor Steam (based on Nat Gas Fuel Value):			Cost to Steam

Sat Stm Natural Gas Cost	$4.46	$/MMBtu	$5.3667	$/Mlb	Uses BTU value reqmt for Reactor steam from above
City Water to Zeolites Cost:	$1.56	$/MGAL	$0.2157	$/Mlb	Includes bed regen water usage: 15% B/D
50# Stm to DA	$4.24	$/Mlb	$0.1632	$/Mlb	Based on yearly averages
Chemicals Cost:			$0.0600	$/Mlb	Based on yearly averages
Electricity Cost:	$0.03	$/kWh	$0.0665	$/Mlb	Assumes (1) 500 hp Make-up Water pump and (2) 125 hp/each Circulating Water pumps

			$5.8721	$/Mlb
			$11.7442	/ton
AOGI Steam to PCS (add Daily Values for the Month):		FQI-33228	614950	M lb	75.00%
Reactor Steam to PCS (add Daily Values for the Month):		FQI-50037	204950	M lb	25.00%

Total Steam Export to PCS:			819900	M lb
Average Steam Cost to PCS: —> B			$14.1315	$/ton	Weighted average
			$7.0657	$/Mlb	— for BP accounting purposes (PCS uses $/ton basis)

Formulas

Cost to Make AOGI Steam (based on Nat Gas Fuel Value):

SH Stm Natural Gas Cost = [Natural Gas Cost $/MMBtu] x [BTU rqmt for AOGI steam from above = B17] x [1000 lb/Mlb] / [1000000 Btu/MMBtu]

BFW from PCS Cost = [PCS BFW Cost $/Mgal] x [12% blowdown adjustment = 1.12] / [Density of water = 8.34 lb/gal]

Cost to Make Reactor Steam (based on Nat Gas Fuel Value):

Sat Stm Natural Gas Cost = [Natural Gas Cost $/MMBtu] x [BTU rqmt for Rxtr steam from above = B25] x [1000 lb/Mlb] / [1000000 Btu/MMBtu]

City Water to Zeolites Cost = [City Water Cost $/Mgal] x [15% softener regen blowdown adjustment = 1.15] / [Density of water = 8.34 lb/gal]

50# Stm to DA = [Refinery 50# Steam Cost $/Mlb] x [50# Steam Required to Dearate 1 lb of BFW used to Make Reactor Steam = 0.0385 lb]

Chemicals Cost = [Typical Yearly Cost of Chemicals to Treat BFW and Reactor Steam $] / [Typical Yearly Production of Reactor Steam Mlb]

Electricity Cost = [Electricity Cost $/kWH] x [Total Horsepower of the three pumps = 750 hp] / [Horsepower to Watt conversion = 0.00134 hp/W] x [1000 W/Kw] x [Average Reactor Steam Production = 281 Mlb/hr]

Addendum to the BP/PCS Operating Agreement for Calculating BP Export Steam

Price to PCS & PCS BFW Price to BP

Iterative Calculation	3-Apr-03

      “The D” term is the calculated PCS BFW to BP Price determined through an Iterative Calculation to remove the spiraling effect of any increases or decreases to any variable used in both the Steam and BFW price calculations. An example of this calculation is set forth on this page. “BFW Cost ($/Mgal) column will be the “D” term used in the calculation set forth on page 1 of this Exhibit”

								Nitric Acid
			BFW Cost	NG Cost to	AOGI		BFR Contribution	Credit —
	Natural Gas		to AOGI	AOGI	Steam	AN to PCS	to PCS Steam	adjusted		Ammonia	Import	Steam
	Cost	BFW Cost	Steam	Steam	Price	Export Avg.	Variable Cost	for a H	Boiler	Credit	from BP	Average Price
Iteration	($/MMBtu)	($/MGAL)	($/ton)	($/ton)	($/ton)	Price ($/ton)	$/ton	($/ton)	($/ton)	($/ton)	($/ton)	($/ton)

0	$4.46	$18.4079	$4.9441	$9.7068	$14.6509	$13.9243	$4.3733	$1.4003	$6.9758	$1.9971	$4.9145	$15.2874
1	$4.46	$19.2399	$5.1676	$9.7068	$14.8744	$14.0919	$4.6229	$1.4207	$7.0773	$2.0262	$4.9737	$15.4978
2	$4.46	$19.3988	$5.2102	$9.7068	$14.9171	$14.1239	$4.6705	$1.4246	$7.0967	$2.0318	$4.9849	$15.5380
3	$4.46	$19.4291	$5.2184	$9.7068	$14.9252	$14.1300	$4.6796	$1.4253	$7.1004	$2.0328	$4.9871	$15.5458
4	$4.46	$19.4349	$5.2199	$9.7068	$14.9267	$14.1312	$4.6813	$1.4254	$7.1011	$2.0330	$4.9875	$15.5471
5	$4.46	$19.4360	$5.2202	$9.7068	$14.9270	$14.1314	$4.6817	$1.4255	$7.1012	$2.0331	$4.9876	$15.5474
6	$4.46	$19.4362	$5.2203	$9.7068	$14.9271	$14.1315	$4.6817	$1.4255	$7.1013	$2.0331	$4.9876	$15.5474
7	$4.46	$19.4362	$5.2203	$9.7068	$14.9271	$14.1315	$4.6817	$1.4255	$7.1013	$2.0331	$4.9876	$15.5474
8	$4.46	$19.4362	$5.2203	$9.7068	$14.9271	$14.1315	$4.6817	$1.4255	$7.1013	$2.0331	$4.9876	$15.5474
9	$4.46	$19.4362	$5.2203	$9.7068	$14.9271	$14.1315	$4.6817	$1.4255	$7.1013	$2.0331	$4.9876	$15.5474
10	$4.46	$19.4362	$5.2203	$9.7068	$14.9271	$14.1315	$4.6817	$1.4255	$7.1013	$2.0331	$4.9876	$15.5474
11	$4.46	$19.4362	$5.2203	$9.7068	$14.9271	$14.1315	$4.6817	$1.4255	$7.1013	$2.0331	$4.9876	$15.5474
12	$4.46	$19.4362	$5.2203	$9.7068	$14.9271	$14.1315	$4.6817	$1.4255	$7.1013	$2.0331	$4.9876	$15.5474
13	$4.46	$19.4362	$5.2203	$9.7068	$14.9271	$14.1315	$4.6817	$1.4255	$7.1013	$2.0331	$4.9876	$15.5474
14	$4.46	$19.4362	$5.2203	$9.7068	$14.9271	$14.1315	$4.6817	$1.4255	$7.1013	$2.0331	$4.9876	$15.5474
15	$4.46	$19.4362	$5.2203	$9.7068	$14.9271	$14.1315	$4.6817	$1.4255	$7.1013	$2.0331	$4.9876	$15.5474
16	$4.46	$19.4362	$5.2203	$9.7068	$14.9271	$14.1315	$4.6817	$1.4255	$7.1013	$2.0331	$4.9876	$15.5474
17	$4.46	$19.4362	$5.2203	$9.7068	$14.9271	$14.1315	$4.6817	$1.4255	$7.1013	$2.0331	$4.9876	$15.5474
18	$4.46	$19.4362	$5.2203	$9.7068	$14.9271	$14.1315	$4.6817	$1.4255	$7.1013	$2.0331	$4.9876	$15.5474
19	$4.46	$19.4362	$5.2203	$9.7068	$14.9271	$14.1315	$4.6817	$1.4255	$7.1013	$2.0331	$4.9876	$15.5474
20	$4.46	$19.4362	$5.2203	$9.7068	$14.9271	$14.1315	$4.6817	$1.4255	$7.1013	$2.0331	$4.9876	$15.5474
21	$4.46	$19.4362	$5.2203	$9.7068	$14.9271	$14.1315	$4.6817	$1.4255	$7.1013	$2.0331	$4.9876	$15.5474
22	$4.46	$19.4362	$5.2203	$9.7068	$14.9271	$14.1315	$4.6817	$1.4255	$7.1013	$2.0331	$4.9876	$15.5474
23	$4.46	$19.4362	$5.2203	$9.7068	$14.9271	$14.1315	$4.6817	$1.4255	$7.1013	$2.0331	$4.9876	$15.5474
24	$4.46	$19.4362	$5.2203	$9.7068	$14.9271	$14.1315	$4.6817	$1.4255	$7.1013	$2.0331	$4.9876	$15.5474
25	$4.46	$19.4362	$5.2203	$9.7068	$14.9271	$14.1315	$4.6817	$1.4255	$7.1013	$2.0331	$4.9876	$15.5474
26	$4.46	$19.4362	$5.2203	$9.7068	$14.9271	$14.1315	$4.6817	$1.4255	$7.1013	$2.0331	$4.9876	$15.5474
27	$4.46	$19.4362	$5.2203	$9.7068	$14.9271	$14.1315	$4.6817	$1.4255	$7.1013	$2.0331	$4.9876	$15.5474
28	$4.46	$19.4362	$5.2203	$9.7068	$14.9271	$14.1315	$4.6817	$1.4255	$7.1013	$2.0331	$4.9876	$15.5474
29	$4.46	$19.4362	$5.2203	$9.7068	$14.9271	$14.1315	$4.6817	$1.4255	$7.1013	$2.0331	$4.9876	$15.5474
30	$4.46	$19.4362	$5.2203	$9.7068	$14.9271	$14.1315	$4.6817	$1.4255	$7.1013	$2.0331	$4.9876	$15.5474
31	$4.46	$19.4362	$5.2203	$9.7068	$14.9271	$14.1315	$4.6817	$1.4255	$7.1013	$2.0331	$4.9876	$15.5474
32	$4.46	$19.4362	$5.2203	$9.7068	$14.9271	$14.1315	$4.6817	$1.4255	$7.1013	$2.0331	$4.9876	$15.5474
33	$4.46	$19.4362	$5.2203	$9.7068	$14.9271	$14.1315	$4.6817	$1.4255	$7.1013	$2.0331	$4.9876	$15.5474
34	$4.46	$19.4362	$5.2203	$9.7068	$14.9271	$14.1315	$4.6817	$1.4255	$7.1013	$2.0331	$4.9876	$15.5474
35	$4.46	$19.4362	$5.2203	$9.7068	$14.9271	$14.1315	$4.6817	$1.4255	$7.1013	$2.0331	$4.9876	$15.5474
36	$4.46	$19.4362	$5.2203	$9.7068	$14.9271	$14.1315	$4.6817	$1.4255	$7.1013	$2.0331	$4.9876	$15.5474
37	$4.46	$19.4362	$5.2203	$9.7068	$14.9271	$14.1315	$4.6817	$1.4255	$7.1013	$2.0331	$4.9876	$15.5474
38	$4.46	$19.4362	$5.2203	$9.7068	$14.9271	$14.1315	$4.6817	$1.4255	$7.1013	$2.0331	$4.9876	$15.5474
39	$4.46	$19.4362	$5.2203	$9.7068	$14.9271	$14.1315	$4.6817	$1.4255	$7.1013	$2.0331	$4.9876	$15.5474
40	$4.46	$19.4362	$5.2203	$9.7068	$14.9271	$14.1315	$4.6817	$1.4255	$7.1013	$2.0331	$4.9876	$15.5474
41	$4.46	$19.4362	$5.2203	$9.7068	$14.9271	$14.1315	$4.6817	$1.4255	$7.1013	$2.0331	$4.9876	$15.5474
42	$4.46	$19.4362	$5.2203	$9.7068	$14.9271	$14.1315	$4.6817	$1.4255	$7.1013	$2.0331	$4.9876	$15.5474
43	$4.46	$19.4362	$5.2203	$9.7068	$14.9271	$14.1315	$4.6817	$1.4255	$7.1013	$2.0331	$4.9876	$15.5474
44	$4.46	$19.4362	$5.2203	$9.7068	$14.9271	$14.1315	$4.6817	$1.4255	$7.1013	$2.0331	$4.9876	$15.5474
45	$4.46	$19.4362	$5.2203	$9.7068	$14.9271	$14.1315	$4.6817	$1.4255	$7.1013	$2.0331	$4.9876	$15.5474
46	$4.46	$19.4362	$5.2203	$9.7068	$14.9271	$14.1315	$4.6817	$1.4255	$7.1013	$2.0331	$4.9876	$15.5474
47	$4.46	$19.4362	$5.2203	$9.7068	$14.9271	$14.1315	$4.6817	$1.4255	$7.1013	$2.0331	$4.9876	$15.5474
48	$4.46	$19.4362	$5.2203	$9.7068	$14.9271	$14.1315	$4.6817	$1.4255	$7.1013	$2.0331	$4.9876	$15.5474
49	$4.46	$19.4362	$5.2203	$9.7068	$14.9271	$14.1315	$4.6817	$1.4255	$7.1013	$2.0331	$4.9876	$15.5474
50	$4.46	$19.4362	$5.2203	$9.7068	$14.9271	$14.1315	$4.6817	$1.4255	$7.1013	$2.0331	$4.9876	$15.5474

x